[GRAPHIC OMITTED][GRAPHIC OMITTED]

John W. Hlywak, Jr. (Investors)               Jay Higham        (Media)
Senior Vice President & CFO                   President & COO
IntegraMed America, Inc.                      IntegraMed America, Inc.
(914) 251-4143                                (914) 251-4127
email:  jhlywak@integramed.com                email:  jayhigham@integramed.com
        ----------------------                        ----------------------
Web Address:  http://www.integramed.com
              -------------------------

                    INTEGRAMED REPORTS SECOND QUARTER RESULTS


Purchase, NY, August 1, 2005 -- IntegraMed America, Inc. (Nasdaq: INMD) today announced financial results for the second quarter and the six months ended June 30, 2005.

Reported Results

Total revenues for the second quarter of 2005 were $32.2 million, a 20% increase from $26.9 million for the same period in 2004. The contribution to earnings from operations in the second quarter of 2005 was approximately $3.6 million, a 30% increase from $2.8 million reported for the same period in 2004. Net income for the second quarter of 2005 was $467,000, a 46% increase from the $320,000 net income reported for the second quarter of 2004. Diluted earnings per share for the second quarter of 2005 were $0.09 compared to $0.06 for the same period in 2004. All earnings per share and weighted average share numbers reflect the 30% stock split effected in the form of a dividend and paid on June 22, 2005.

Total revenues for the first six months of 2005 were $64.2 million, a 23% increase from $52.3 million for the same period in 2004. The contribution to earnings from operations in the first six months of 2005 was approximately $6.9 million, a 32% increase from $5.2 million reported for the same period in 2004. Net income for the first six months of 2005 was $781,000, a 54% increase from the $507,000 net income reported for the first six months of 2004. Diluted earnings per share for the first six months of 2005 were $0.15 compared to $0.10 for the same period in 2004.

Management Discussion

"The strong revenue growth of the first quarter continued through the second quarter as marketing efforts at the local and national levels were very successful," said Gerardo Canet, Chairman and CEO of IntegraMed. "In comparing the second quarter of 2005 with the second quarter of 2004, the FertilityPartners segment of our business had a 19% revenue growth; Pharmaceutical Services segment revenue grew 14% and FertilityDirect segment, containing the Shared Risk Refund Program and Patient Financing revenues, had revenue growth of 45%," added Mr. Canet. "When looking at contribution to earnings from operations for the second quarter of 2005 and the same period in 2004, the FertilityPartners segment of our business had 16% growth; the Pharmaceutical Services segment grew 20% and the FertilityDirect segment doubled its contribution," continued Mr. Canet.


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"The newer, higher margined segments of our business, particularly the Shared
Risk Refund and Affiliate Programs, are now producing contribution to earnings from operations at levels that are improving overall contribution rates. For the first six months of 2005, contribution as a percentage of revenues was 10.8%, an 8% increase over the 10.0% reported for the same period in 2004," added Mr. Canet.

 "We are focusing on expanding our network of member clinics and our product offerings while we continue to control costs. We have had a good start in the first six months in building revenue and bottom-line results for 2005," said Mr. Canet.

About IntegraMed America, Inc.

IntegraMed, based in Purchase, NY offers products and services to patients, providers and payers focused on the $2 billion fertility industry. IntegraMed provides business services to a national network of fertility centers; distributes pharmaceutical products and treatment financing programs directly to consumers; and operates http://www.integramed.com, a leading fertility portal.

Investors' Conference Call

Gerardo Canet, Chairman and Chief Executive Officer, Jay Higham, President and Chief Operating Officer and John Hlywak, Senior Vice-President and Chief Financial Officer, will host an investment-community conference call beginning August 2, 2005 at 10:00 a.m. Eastern Time to discuss the above-mentioned results and to answer questions.

To participate in the live call via telephone, please call (800) 374-0146 (domestic) or (706) 634-1307 (international). A telephone replay will be available through August 9, 2005 by dialing (800) 642-1687 (domestic) or (706) 645-9291 (international) and entering reservation number 8143100.

Individuals interested in listening to the conference call via the Internet may do so by visiting the Company's web site at www.integramed.com. A replay will be available on the web site for 14 days. For further information regarding IntegraMed, this press release or the conference call, please go to IntegraMed's homepage at www.integramed.com and to IntegraMed's Investor Relations website page at www.corporate-ir.net/ireye/ir_site.zhtml?ticker=INMD&script=400.

Statements contained in this press release that are not based on historical fact, including statements concerning future results, performance, expectations and expansion of IntegraMed America are forward-looking statements that may involve a number of risks and uncertainties. Actual results may differ materially from the statements made as a result of various factors, including, but not limited to, the risks associated with the Company's ability to finance future growth; the loss of significant business service contract(s); profitability at Reproductive Science Centers serviced by IntegraMed America; changes in insurance coverage, government laws and regulations regarding health care or managed care contracting; and other risks, including those identified in the Company's most recent Form 10-K and in other documents filed by the Company with the U.S. Securities and Exchange Commission. All information in this press release is as of August 1, 2005 and IntegraMed undertakes no duty to update this information.


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


                            INTEGRAMED AMERICA, INC.
                      CONSOLIDATED STATEMENT OF OPERATIONS
              (all amounts in thousands, except per share amounts)

                                                                                       For the                   For the
                                                                                 three-month period        six-month period
                                                                                    ended June 30,           ended June 30,
                                                                                 --------------------      ------------------
                                                                                    2005        2004        2005        2004
                                                                                 ---------    -------      -------     ------
                                                                                     (unaudited)               (unaudited)
Revenues, net
     Fertility Partners, net of Service Rights amortization of $353 and $321 in the three-month periods of 2005 and 2004 and $707 and $642 in the
       six-month periods of 2005 and 2004, respectively .......................   $ 25,580    $ 21,475    $ 51,036    $ 42,073
     Pharmaceutical ...........................................................      4,444       3,903       9,183       7,669
     Fertility Direct .........................................................      2,193       1,515       3,981       2,545
                                                                                  --------    --------    --------    --------
     Total revenues ...........................................................     32,217      26,893      64,200      52,287
                                                                                  --------    --------    --------    --------

Costs of services and sales
     Fertility Partners, including depreciation of $891, $684,
       $1,744 and $1,294 ......................................................     23,053      19,298      46,005      37,847
     Pharmaceutical ...........................................................      4,259       3,749       8,810       7,373
     Fertility Direct .........................................................      1,310       1,075       2,437       1,821
                                                                                  --------    --------    --------    --------
     Total costs of services and sales ........................................     28,622      24,122      57,252      47,041
                                                                                  --------    --------    --------    --------

Contribution
     Fertility Partners .......................................................      2,527       2,177       5,031       4,226
     Pharmaceutical ...........................................................        185         154         373         296
     Fertility Direct .........................................................        883         440       1,544         724
                                                                                  --------    --------    --------    --------
     Total contribution .......................................................      3,595       2,771       6,948       5,246
                                                                                  --------    --------    --------    --------

General and administrative expenses, including depreciation
     of $109, $79, $201 and $166 ..............................................      2,865       2,230       5,699       4,372
Interest income ...............................................................       (115)        (62)       (215)       (120)
Interest expense ..............................................................         70          72         167         152
                                                                                  --------    --------    --------    --------
     Total other expenses .....................................................      2,820       2,240       5,651       4,404
                                                                                  --------    --------    --------    --------

Income before income taxes ....................................................        775         531       1,297         842
Income tax provision ..........................................................        308         211         516         335
                                                                                  --------    --------    --------    --------
Net income applicable to Common Stock .........................................   $    467    $    320    $    781    $    507
                                                                                  ========    ========    ========    ========

Basic and diluted earnings per share of Common Stock:
     Basic earnings per share .................................................   $   0.10    $   0.07    $   0.16    $   0.11
                                                                                  ========    ========    ========    ========
     Diluted earnings per share ...............................................   $   0.09    $   0.06    $   0.15    $   0.10
                                                                                  ========    ========    ========    ========

Weighted average shares - basic ...............................................      4,800       4,748       4,780       4,693
                                                                                  ========    ========    ========    ========
Weighted average shares - diluted .............................................      5,069       5,019       5,048       4,967
                                                                                  ========    ========    ========    ========

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


                            INTEGRAMED AMERICA, INC.
                           CONSOLIDATED BALANCE SHEETS
                (all amounts in thousands, except share amounts)


                                                                                June 30,   December 31,
                                                                                 2005         2004
                                                                               --------    -----------

ASSETS
Current assets:
   Cash and cash equivalents ...............................................   $  9,057    $ 11,300
   Due from Medical Practices, net .........................................     10,260       8,130
   Pharmaceutical sales accounts receivable, net ...........................      1,276       1,259
   Deferred taxes ..........................................................      1,903       1,950
   Prepaids and other current assets .......................................      3,731       2,043
                                                                               --------    --------
       Total current assets ................................................     26,227      24,682

Fixed assets, net ..........................................................     15,938      14,868
Exclusive Service Rights, net ..............................................     23,141      20,519
Deferred taxes .............................................................      1,072       1,366
Other assets ...............................................................        583         410
                                                                               --------    --------

       Total assets ........................................................   $ 66,961    $ 61,845
                                                                               ========    ========


                                        LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Accounts payable ........................................................   $    928    $    519
   Accrued liabilities .....................................................      6,677       7,451
   Current portion of long-term notes payable and other obligations ........      3,219       2,218
   Patient deposits ........................................................     18,208      14,193
                                                                               --------    --------

       Total current liabilities ...........................................     29,032      24,381
                                                                               --------    --------

Long-term notes payable and other obligations ..............................      2,411       3,021
                                                                               --------    --------

Commitments and Contingencies

Shareholders' equity:
   Common Stock ............................................................         49          36
   Capital in excess of par ................................................     49,236      48,467
   Treasury Stock ..........................................................       (502)       (337)
   Deferred Compensation ...................................................       (605)       (293)
   Accumulated deficit .....................................................    (12,660)    (13,430)
                                                                               --------    --------
       Total shareholders' equity ..........................................     35,518      34,443
                                                                               --------    --------

       Total liabilities and shareholders' equity ..........................   $ 66,961    $ 61,845
                                                                               ========    ========

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